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                                                                   Exhibit 10.41


                        AMENDMENT TO LICENSE AGREEMENT

     THIS AMENDMENT TO LICENSE AGREEMENT ("Amendment") is entered into March 7, 2000 (the "Execution Date"), by and between AvantGo Inc., located at 1700 S. Amphlett Blvd., Suite 300, San Mateo, CA 94402 ("AvantGo"), and McKessonHBOC, Inc, (formerly "McKesson Corporation") located at One Post Street, San Francisco, CA 94104 ("Licensee").

                                  Background
                                  ----------

     AvantGo and Licensee wish to modify the License Agreement entered into and effective as of October 1, 1998, as subsequently amended (the "License Agreement"), in order to effect a change in the terms of the License Agreement so that Licensee can broadly deploy the Software (as defined in the License Agreement).

                                   Agreement
                                   ---------

     1.   Term. The term of this Amendment shall be through [******]
          ----
("Amendment Term"). This Amendment shall be effective beginning February 1,
2000.

     2.   For purposes of this Amendment, the license grant shall be as follows:

          2.1 AvantGo hereby grants to Licensee a nontransferable, worldwide, perpet-ual and irrevocable license, without rights to sublicense or resell, to (a) install the number of copies of AvantGo Server Software set forth in Appendix A of this Amendment solely on computers located at Designated Sites, (b) install AvantGo Client Software on the number of handheld devices set forth in Appendix A of this Amendment to be used by Licensee employees, contractors, affiliates, agents, external customers and business partners (with respect to use by external customers and business partners (collectively "Permitted Users") solely with the Identified Configuration. Licensee shall use AvantGo Server Software to deliver content created by or for, or used by or for, Licensee or Permitted Users. AvantGo Server and Client Software used by external customers and business partners shall be used solely for (i) receipt of McKesson proprietary content or (ii) to access content and services in the "Health Subject Areas" as such term is defined in the Channel Management Agreement, AvantGo reserves all rights in the Software which are not expressly granted in this Amendment. It is understood that if Licensee uses the AvantGo Software outside the scope of the license grant, this may result in irreparable and continuing damage for which recovery of money damages would be inadequate, therefore, AvantGo shall be entitled to obtain timely injunctive relief without proof of damages in addition to any and all remedies at law.

          2.2 This license shall have the following limited exclusivity, but shall otherwise be nonexclusive: AvantGo will not grant any license in AvantGo Server Software that would reasonably be expected to enable any third party to use such software to compete with the "Health Category" or with any other activity which could reasonably be expected to generate "Shared Revenue" in a "Health Subject Area," as such terms are defined fit the Channel Management Agreement between the parties of even date herewith ("Channel Management Agreement"). IT is understood that if AvantGo grants any such license, this may result in irreparable and continuing damage for which recovery of money damages would be inadequate, therefore, Licensee shall be entitles to obtain



****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     timely injunctive relief without proof of damages in addition to any and all remedies at law."

          2.3 In the event the Channel Management Agreement is terminated prior to the expiration of the Amendment Term, the occurrence of such event shall trigger an automatic modification to this Amendment in which section 2.2 is deleted and the license grant in section 2.1 is deemed nonexclusive.

     3.   License Duration. Licensee shall have a perpetual license for the
          ----------------
number of copies of AvantGo Server Software and AvantGo Client Software deployed by Licensee during the Amendment Term. At the end of the Amendment Term, Licensee shall deliver to AvantGo documentation sufficient to evidence the total number of AvantGo Server Software and AvantGo Client Software applications deployed on the last day of this Amendment, including the serial numbers of the AvantGo Server applications and a list of end users utilizing the AvantGo
Client in accordance with this Amendment. The AvantGo Client software may thereafter be transferred to handheld devices of other end users so long as the number of copies deployed does not exceed the number deployed on the last day of this Amendment Licensee is not required to return the AvantGo Server Software or AvantGo Client Software at any time.

     4. AvantGo agrees that any future product capabilities that it may deliver supporting Blue tooth, XML, and JavaScript will be made available to Licensee under the terms of the Software Maintenance, Support and Services Agreement (Exhibit D) applicable to an upgrade or update.

     5. During the entire Amendment Term, Licensee will retain a full-time employee or consultant dedicated to act as a liaison and on-site support resource to assist in the adoption and deployment of AvantGo Software.

     6.   Fee. The License Fee and Maintenance & Support Fee shall be as set
          ---
forth in Appendix A hereto. [******] the fees in this Amendment are in lieu of any License Fee or Maintenance & Support Fee that would otherwise have been due during the Amendment Term with respect to licenses granted under the License Agreement.

     7.   Consulting. Licensee will receive discounts on time-and-materials
          ----------
based professional services projects during the Amendment Term as follows:

--------------------------------------------------------------------------------
Project based Commitment for Professional Services      Project Discount
--------------------------------------------------------------------------------
Between $[******] and $[******]:                     [******]%
--------------------------------------------------------------------------------
Between $[******] and $[******]:                     [******]%
--------------------------------------------------------------------------------
Greater than $[******]:                              [******]%
--------------------------------------------------------------------------------


     The parties agree that except as amended in the manner specified above, all remaining provisions of the License Agreement shall continue in full force and effect.


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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McKesson HBOC, Inc.                     AvantGo, Inc.


/s/ William J. Dawson                   /s/ Tom Hunter
------------------------                -----------------------
Signature                               Signature

William J. Dawson                        Tom Hunter
------------------------                -----------------------
Name (Print or Type)                    Name (Print or Type)

Senior Vice President                    CFO
------------------------                -----------------------
Title  Business Development             Title

March 7, 2000                           March 7, 2000
------------------------                -----------------------
Date                                    Date

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